UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2014

Yahoo! Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28018	77-0398689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Third Amendment to Share Repurchase and Preference Share Sale Agreement

Yahoo! Inc. (the “Company”), Yahoo! Hong Kong Holdings Limited (“YHK” and, together with the Company, “Yahoo”) and Alibaba Group Holding Limited (“Alibaba Group”) entered into a Third Amendment to Share Repurchase and Preference Share Sale Agreement, dated as of July 14, 2014 (the “Third Amendment”). The Third Amendment amends the Share Repurchase and Preference Share Sale Agreement, entered into by Yahoo and Alibaba Group on May 20, 2012 (as amended on September 11, 2012 and October 14, 2013, the “Original Repurchase Agreement”).

The Original Repurchase Agreement, prior to the Third Amendment, provided that in the event Alibaba Group completed an initial public offering meeting certain specified criteria (a “Qualified IPO”), Yahoo would sell up to 208 million of the 523.6 million ordinary shares of Alibaba Group (“Shares”) currently owned by Yahoo either directly to Alibaba Group or in the Qualified IPO, at Alibaba Group’s election.

The Third Amendment reduces the maximum number of Shares that Yahoo is required to sell in connection with a Qualified IPO from 208 million to 140 million.

The foregoing summary is subject to, and is qualified in its entirety by, the full text of (i) the Share Repurchase and Preference Share Sale Agreement, dated May 20, 2012, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 24, 2012, (ii) the First Amendment to Share Repurchase and Preference Share Sale Agreement, dated September 11, 2012, which was filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed September 19, 2012, (iii) the Second Amendment to Share Repurchase and Preference Share Sale Agreement, dated as of October 14, 2013, which was filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K filed October 15, 2013, and (iv) the Third Amendment, which is filed herewith as Exhibit 2.4, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.4	Third Amendment to Share Repurchase and Preference Share Sale Agreement, by and among Alibaba Group Holding Limited, Yahoo! Inc., and Yahoo! Hong Kong Holdings Limited, dated as of July 14, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YAHOO! INC. (Registrant)

By:	/s/ Ronald S. Bell
	Name:	Ronald S. Bell
	Title:	General Counsel and Secretary

Date: July 15, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.4	Third Amendment to Share Repurchase and Preference Share Sale Agreement, by and among Alibaba Group Holding Limited, Yahoo! Inc., and Yahoo! Hong Kong Holdings Limited, dated as of July 14, 2014.

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